Two Harbors Investment Corp. Announces Preliminary Financial Results for Fourth Quarter 2022 New York, January 19, 2023 – Two Harbors Investment Corp. (NYSE: TWO), an Agency + MSR mortgage real estate investment trust, today announced preliminary estimated financial results for the quarter ended December 31, 2022. Quarterly Estimates(1) • Book value per common share was estimated to be between $17.70 and $17.74 per common share as of December 31, 2022, after deducting for fourth quarter 2022 common and preferred dividends declared. • Comprehensive Income was estimated to be between $1.83 and $1.87 per weighted average basic common share. • Earnings Available for Distribution was estimated to be between $0.25 and $0.27 per weighted average basic common share.(2) • GAAP debt-to-equity was estimated to be 4.4x and economic debt-to-equity was estimated to be 6.3x as of December 31, 2022.(3) • Estimate quarter-to-date book value increase of approximately 3% through January 18, 2023. These preliminary estimated financial results for the fourth quarter of 2022 are unaudited and subject to change as the company’s quarter end closing process is completed. While the company believes the estimates are based on reasonable assumptions, actual results may vary and such variations may be material. Factors that could cause actual results to differ from estimates include, but are not limited to: (i) adjustments in the calculation of, or application of accounting principles for, the financial results for the quarter ended December 31, 2022; (ii) the discovery of new information that impacts the valuation methodologies underlying these results; (iii) errors in the assessment of portfolio value; and (iv) accounting changes required by GAAP. The company undertakes no obligation to update or revise these estimates, and investors should not place undue reliance on these estimates because they may prove to be materially inaccurate. Fourth quarter actual results remain subject to the review by the company’s independent auditors. As previously disclosed, the company will report full fourth quarter financial results on February 8, 2023 and will host a conference call on February 9, 2023 at 9:00 a.m. ET. The conference call will be webcast live and accessible in the Investors section of the company’s website at www.twoharborsinvestment.com/investors. To participate in the teleconference, please call toll-free (877) 502-7185 approximately 10 minutes prior to the above start time. For those unable to attend, a telephone playback will be available beginning February 9, 2023 at 12:00 p.m. ET through February 23, 2023 at 12:00 p.m. ET. The playback can be accessed by calling (877) 660-6853 and providing the Conference Code 13734900. The call will also be archived on the company’s website in the News & Events section.

_______________________ (1) On November 1, 2022, the company completed its previously announced one-for-four reverse stock split of its outstanding shares of common stock. In accordance with generally accepted accounting principles, all common share and per common share amounts presented herein have been adjusted on a retroactive basis to reflect the reverse stock split. (2) Earnings Available for Distribution, or EAD, is a non-GAAP measure defined as comprehensive loss attributable to common stockholders, excluding realized and unrealized gains and losses on the aggregate portfolio, provision for (reversal of) credit losses, reserve expense for representation and warranty obligations on MSR, non-cash compensation expense related to restricted common stock and other nonrecurring expenses. As defined, EAD includes net interest income, accrual and settlement of interest on derivatives, dollar roll income on TBAs, U.S. Treasury futures income, servicing income, net of estimated amortization on MSR and recurring cash related operating expenses. EAD provides supplemental information to assist investors in analyzing the company’s results of operations and helps facilitate comparisons to industry peers. EAD is one of several measures the company’s board of directors considers to determine the amount of dividends to declare on the company’s common stock and should not be considered an indication of taxable income or as a proxy for the amount of dividends the company may declare. (3) Defined as total borrowings to fund RMBS, MSR and Agency Derivatives, plus the implied debt on net TBA cost basis and net payable (receivable) for unsettled RMBS, divided by total equity. Effective as of December 31, 2022, net payable (receivable) on unsettled RMBS is now included in the calculation for economic debt-to-equity. Forward-Looking Statements This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Two Harbors does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based. Additional information concerning these and other risk factors is contained in the company’s most recent filings with the Securities and Exchange Commission. All subsequent written and oral forward-looking statements concerning the company or matters attributable to the company or any person. Two Harbors Investment Corp. Two Harbors Investment Corp., a Maryland corporation, is a real estate investment trust that invests in residential mortgage-backed securities, mortgage servicing rights and other financial assets. Two Harbors is headquartered in St. Louis Park, MN. Additional Information Stockholders of Two Harbors and other interested persons may find additional information regarding the company at www.twoharborsinvestment.com, at the Securities and Exchange Commission’s Internet site at www.sec.gov or by directing requests to: Two Harbors Investment Corp., 1601 Utica Avenue South, Suite 900, St. Louis Park, MN 55416, telephone (612) 453-4100.

Contact Margaret Karr, Head of Investor Relations, Two Harbors Investment Corp., (612) 453-4080, Margaret.Karr@twoharborsinvestment.com.